Exhibit 99.1

Everbridge Announces Third Quarter 2017 Financial Results

Third Quarter 2017 Revenue Increased 37% Year-over-Year

Burlington, Mass – November 6, 2017 – Everbridge, Inc. (NASDAQ: EVBG), a global software company that provides critical event management and enterprise safety applications to help keep people safe and businesses running faster, today announced its financial results for the third quarter ended September 30, 2017.

“Our strong performance in the third quarter produced revenue and adjusted EBITDA that both exceeded the high end of our guidance ranges,” said Jaime Ellertson, Chief Executive Officer and Chairman of Everbridge. “Our third quarter was characterized by an increasing number of large and multi-product deals, with more than 10 six-figure or larger deals, including subscriptions for our new Critical Event Management platform. While this growth in deal size helped to drive a 32% increase in average sales price from a year ago, we also expanded our customer base by a healthy 119 net new customers in the third quarter. With growing demand for our critical event management and enterprise safety solutions, we continue to strengthen our position in the marketplace and remain confident in our ability to continue scaling our business as we penetrate the large market opportunity ahead of us.”

Third Quarter 2017 Financial Highlights

•	Total revenue was $27.3 million, an increase of 37% compared to $19.9 million for the third quarter of 2016.

•	GAAP operating loss was $(4.4) million, compared to a GAAP operating loss of $(2.4) million for the third quarter of 2016.

•	Non-GAAP operating loss was $(0.7) million, an improvement from $(0.9) million for the third quarter of 2016. Non-GAAP operating loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	GAAP net loss was $(4.2) million, compared to $(2.6) million for the third quarter of 2016. GAAP net loss per share was $(0.15), based on 28.1 million basic and diluted weighted average common shares outstanding, compared to $(0.18) for the third quarter of 2016, based on 14.8 million basic and diluted weighted average common shares outstanding.

•	Non-GAAP net loss was $(0.6) million, an improvement from $(1.1) million for the third quarter of 2016. Non-GAAP net loss per share was $(0.02), based on 28.1 million basic and diluted weighted average common shares outstanding, compared to $(0.07) for the third quarter of 2016, based on 14.8 million basic and diluted weighted average common shares outstanding. Non-GAAP net loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	Adjusted EBITDA was $0.8 million, an increase from $0.3 million for the third quarter of 2016. Adjusted EBITDA represents net loss or income before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense and stock-based compensation expense.

•	Cash flow from operations was $6.7 million, compared to $8.2 million for the third quarter of 2016.

•	Free cash flow was $4.4 million, compared to $6.6 million for the third quarter of 2016. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

Recent Business Highlights

•	Ended the quarter with 3,560 global customers, up from 3,076 at the end of the third quarter of 2016.

•	Selected by the State of New York Office of Information Technology Services as its new mass notification service provider for its state-wide NY-ALERT program.

•	Launched Visual Command Center Version 6 to help organizations holistically envision and manage operating risks.

Business Outlook

Based on information available as of today, Everbridge is issuing guidance for the fourth quarter and full year 2017 as indicated below.

	Fourth Quarter 2017			Full Year 2017
Total Revenue	$28.4	to	$28.6	$103.5	to	$103.7
GAAP net income/(loss)	$(5.4)		$(5.1)	$(19.3)		$(19.0)
GAAP net income/(loss) per share	$(0.19)		$(0.18)	$(0.69)		$(0.68)
Non-GAAP net income/(loss)	$(0.7)		$(0.4)	$(6.8)		$(6.5)
Non-GAAP net income/(loss) per share	$(0.02)		$(0.01)	$(0.24)		$(0.23)
Basic and diluted weighted average shares outstanding	28.2		28.2	27.9		27.9
Adjusted EBITDA	$0.9		$1.2	$(0.8)		$(0.5)

(All figures in millions, except per share)

Conference Call Information

What:	Everbridge Third Quarter 2017 Financial Results Conference Call
When:	Monday, November 6, 2017
Time:	4:30 p.m. ET
Live Call:	(844) 413-0949, domestic
(216) 562-0459, international
Replay:	(855) 859-2056, passcode 55241084, domestic
(404) 537-3406, passcode 55241084, international
Webcast (live & replay):	https://ir.everbridge.com

About Everbridge, Inc.

Everbridge, Inc. ((NASDAQ: EVBG) is the global leader in critical event management and enterprise safety applications that automate and accelerate an organization’s operational response to critical events in order to keep people safe and businesses running faster. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events such as IT outages or cyber-attack incidents, over 3,500 global customers rely on the company’s SaaS-based platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes, and track progress on executing response plans. The company’s platform sent over 1.5 billion messages in 2016, and offers the ability to reach over 200 countries and territories with secure delivery to more than 100 different communication devices. The company’s critical event management and enterprise safety applications include Mass Notification, Incident Management, IT Alerting, Safety Connection™, Community Engagement®, Visual Command Center®, Crisis Commander® and CareConverge™, and are easy-to-use and deploy, secure, highly scalable and reliable. Everbridge serves 8 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, all four of the largest global accounting firms, all 25 of the 25 busiest North American airports and 6 of the 10 largest global automakers. Everbridge is based in Boston and Los Angeles with additional offices in San Francisco, Lansing, Beijing, London and Stockholm. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the fourth quarter of 2017 and the full fiscal year 2017. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; developments in the markets for critical event management and targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 23, 2017. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Jeff Benanto

Everbridge

jeff.benanto@everbridge.com

781-373-9879

Investor Contact:

Garo Toomajanian

ICR

ir@everbridge.com

818-230-9712

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30, 2017	December 31, 2016
Current assets:
Cash and cash equivalents	$23,628	$60,765
Restricted cash	297	—
Short-term investments	24,029	—
Accounts receivable, net	22,273	17,812
Prepaid expenses	3,564	1,770
Other current assets	2,780	2,536

Total current assets	76,571	82,883
Property and equipment, net	2,844	2,923
Capitalized software development costs, net	9,672	8,792
Goodwill	31,343	9,676
Intangible assets, net	9,499	3,940
Other assets	190	108

Total assets	$130,119	$108,322

Current liabilities:
Accounts payable	$3,223	$2,434
Accrued payroll and employee related liabilities	9,778	7,456
Accrued expenses	2,003	1,957
Deferred revenue	63,040	51,388
Contingent liabilities	1,705	—
Other current liabilities	614	548

Total current liabilities	80,363	63,783
Long-term liabilities:
Deferred revenue, noncurrent	1,455	1,246
Deferred tax liabilities	594	494
Other long term liabilities	533	447

Total liabilities	$82,945	$65,970

Stockholders’ equity:
Common stock	28	27
Additional paid-in capital	150,614	132,246
Accumulated deficit	(103,488)	(89,618)
Accumulated other comprehensive income (loss)	20	(303)

Total stockholders’ equity	47,174	42,352

Total liabilities and stockholders’ equity	$130,119	$108,322

Consolidated Statements of Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue	$27,312	$19,932	$75,177	$55,566
Cost of revenue	8,076	6,173	22,969	17,324

Gross profit	19,236	13,759	52,208	38,242
	70.43%	69.03%	69.45%	68.82%
Operating expenses:
Sales and marketing	11,626	8,605	33,589	25,659
Research and development	5,626	3,917	16,082	10,560
General and administrative	6,375	3,666	16,640	10,252

Total operating expenses	23,627	16,188	66,311	46,471

Operating loss	(4,391)	(2,429)	(14,103)	(8,229)

Other income (expense):
Interest and investment income	106	—	234	—
Interest expense	(2)	(195)	(5)	(506)
Other income (expense), net	(23)	30	(61)	2

Total other income (expense), net	81	(165)	168	(504)

Loss before income taxes	(4,310)	(2,594)	(13,935)	(8,733)
Income taxes, net	79	(35)	65	75

Net loss	$(4,231)	$(2,629)	$(13,870)	$(8,658)

Net loss per share attributable to common stockholders:
Basic	$(0.15)	$(0.18)	$(0.50)	$(0.66)
Diluted	$(0.15)	$(0.18)	$(0.50)	$(0.66)

Weighted-average common shares outstanding:
Basic	28,100,172	14,772,006	27,719,519	13,124,480
Diluted	28,100,172	14,772,006	27,719,519	13,124,480

Other comprehensive income (loss):
Foreign currency translation adjustment, net of tax	197	66	323	(300)

Total comprehensive loss	$(4,034)	$(2,563)	$(13,547)	$(8,958)

Stock-based compensation expense included in the above: (in thousands)
	Three months ended		Nine months ended
	September 30,		September 30,
	2017	2016	2017	2016
Cost of revenue	$141	$46	$266	$135
Sales and marketing	691	211	1,250	503
Research and development	416	87	738	263
General and administrative	1,555	415	2,618	1,264

Total stock-based compensation	$2,803	$759	$4,872	$2,165

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2017	2016	2017	2016
Cash flows from operating activities:
Net loss	$(4,231)	$(2,629)	$(13,870)	$(8,658)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,418	1,974	7,646	5,675
Loss on disposal of assets	15	—	15	74
Non-cash investment income	(66)	—	(74)	—
Deferred income taxes	21	—	62	(224)

Non-cash interest expense on line of credit and term loan	—	57	—	67

Provision for doubtful accounts and sales return reserve	219	8	588	95

Stock-based compensation	2,794	749	4,838	2,127
Increase (decrease) in operating assets and liabilities:
Accounts receivable, net	(618)	1,210	(3,591)	(391)
Prepaid expenses	(508)	(432)	(1,552)	(1,188)
Other assets	(1,009)	(529)	(980)	(1,743)
Accounts payable	1,250	317	820	251
Accrued payroll and employee related liabilities	1,763	1,295	2,263	1,558
Accrued expenses	(347)	678	(54)	305
Deferred revenue	4,933	5,552	7,801	8,605
Other liabilities	104	(24)	467	(18)

Net cash provided by operating activities	6,738	8,226	4,379	6,535

Cash flows from investing activities:
Capital expenditures	(832)	(393)	(1,337)	(739)
Proceeds from sale of leaseback transaction	399	—	794	—

Payments for acquisition of business, net of acquired cash	—	—	(21,235)	—

Additions to capitalized software development costs	(1,542)	(1,254)	(4,586)	(4,294)
Change in restricted cash	—	—	(294)	—
Purchase of short-term investments	(17,528)	—	(29,955)	—
Maturities of short-term investments	6,000	—	6,000	—

Net cash used in investing activities	(13,503)	(1,647)	(50,613)	(5,033)

Cash flows from financing activities:
Proceeds from line of credit	—	—	—	9,500
Payments on line of credit	—	(10,500)	—	(19,500)
Principal payments on capital leases	—	—	—	(58)
Payments of issuance costs relating to the line of credit and term loan	—	(19)		(19)
Proceeds from public offering, net	—	69,750	10,444	69,750
Payments of public offering costs	(143)	(271)	(872)	(1,372)
Payments of debt issuance costs	(40)	—	(40)	—
Proceeds from (payments on) term loan		(5,000)		(5,000)
Payment on note payable	—	—	—	(2,018)
Payments on contingent consideration	(3,750)	—	(3,750)	—
Proceeds from employee stock purchase plan	686	—	1,540	—
Proceeds from option exercises	972	563	2,087	748
Proceeds from exercise of warrants	—	25	—	25

Net cash provided by (used in) financing activities	(2,275)	54,548	9,409	52,056

Effect of exchange rates on cash and cash equivalents	(165)	121	(312)	160

Net increase (decrease) in cash and cash equivalents	(9,205)	61,248	(37,137)	53,718

Cash and cash equivalents, beginning of period	32,833	1,048	60,765	8,578

Cash and cash equivalents, end of period	$23,628	$62,296	$23,628	$62,296

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2017	2016	2017	2016
Cost of revenue	$8,076	$6,173	$22,969	$17,324
Amortization of acquired intangibles	(293)	(566)	(1,325)	(1,751)
Stock-based compensation	(141)	(46)	(266)	(135)

Non-GAAP cost of revenue	7,642	5,561	21,378	15,438

Gross profit	19,236	13,759	52,208	38,242
Amortization of acquired intangibles	293	566	1,325	1,751
Stock-based compensation	141	46	266	135

Non-GAAP gross profit	19,670	14,371	53,799	40,128
Non-GAAP gross margin	72.02%	72.10%	71.56%	72.22%

Sales and marketing	11,626	8,605	33,589	25,659
Stock-based compensation	(691)	(211)	(1,250)	(503)

Non-GAAP sales and marketing	10,935	8,394	32,339	25,156

Research and development	5,626	3,917	16,082	10,560
Stock-based compensation	(416)	(87)	(738)	(263)

Non-GAAP research and development	5,210	3,830	15,344	10,297

General and administrative	6,375	3,666	16,640	10,252
Amortization of acquired intangibles	(560)	(224)	(1,562)	(701)
Stock-based compensation	(1,555)	(415)	(2,618)	(1,264)

Non-GAAP general and administrative	4,260	3,027	12,460	8,287

Total operating expenses	23,627	16,188	66,311	46,471
Amortization of acquired intangibles	(560)	(224)	(1,562)	(701)
Stock-based compensation	(2,662)	(713)	(4,606)	(2,030)

Non-GAAP operating expenses	$20,405	$15,251	$60,143	$43,740

Operating loss	$(4,391)	$(2,429)	$(14,103)	$(8,229)
Amortization of acquired intangibles	853	790	2,887	2,452
Stock-based compensation	2,803	759	4,872	2,165

Non-GAAP operating loss	$(735)	$(880)	$(6,344)	$(3,612)

Net loss	$(4,231)	$(2,629)	$(13,870)	$(8,658)
Amortization of acquired intangibles	853	790	2,887	2,452
Stock-based compensation	2,803	759	4,872	2,165

Non-GAAP net loss	$(575)	$(1,080)	$(6,111)	$(4,041)

Weighted average common shares outstanding, basic and diluted	28,100,172	14,772,006	27,719,519	13,124,480

Non-GAAP net loss per share	$(0.02)	$(0.07)	$(0.22)	$(0.31)

Net loss	$(4,231)	$(2,629)	$(13,870)	$(8,658)
Interest (income) expense, net	(104)	195	(229)	506
Income taxes, net	(79)	35	(65)	(75)
Depreciation and amortization	2,418	1,974	7,646	5,675

EBITDA	(1,996)	(425)	(6,518)	(2,552)
Stock-based compensation	2,803	759	4,872	2,165

Adjusted EBITDA	$807	$334	$(1,646)	$(387)

Net cash provided by operating activities	$6,738	$8,226	$4,379	$6,535
Capital expenditures	(832)	(393)	(1,337)	(739)
Additions to capitalized software development costs	(1,542)	(1,254)	(4,586)	(4,294)

Free cash flow	$4,364	$6,579	$(1,544)	$1,502

(Continued) Reconciliation of GAAP measures to non-GAAP measures

(in millions, except share and per share data)

(unaudited)

Business outlook:

	Three months ended		Year ended
	December 31, 2017		December 31, 2017
	Low end	High end	Low end	High end
Net loss	$(5.4)	$(5.1)	$(19.3)	$(19.0)
Amortization of acquired intangibles	0.9	0.9	3.8	3.8
Stock-based compensation	3.8	3.8	8.7	8.7

Non-GAAP net loss	$(0.7)	$(0.4)	$(6.8)	$(6.5)

Weighted average common shares outstanding, basic and diluted	28,200,000	28,200,000	27,900,000	27,900,000

Net loss per share	$(0.19)	$(0.18)	$(0.69)	$(0.68)
Non-GAAP net loss per share	$(0.02)	$(0.01)	$(0.24)	$(0.23)

Net loss	$(5.4)	$(5.1)	$(19.3)	$(19.0)
Interest income (expense), net	(0.1)	(0.1)	(0.3)	(0.3)
Benefit from income taxes	—	—	(0.1)	(0.1)
Depreciation and amortization	2.6	2.6	10.2	10.2

EBITDA	(2.9)	(2.6)	(9.5)	(9.2)
Stock-based compensation	3.8	3.8	8.7	8.7

Adjusted EBITDA	$0.9	$1.2	$(0.8)	$(0.5)